UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 9, 2019

Hilton Worldwide Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102
(Address of Principal Executive Offices) (Zip Code)
(703) 883-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HLT	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2019, Hilton Worldwide Holdings Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Hilton 2019 Employee Stock Purchase Plan (the “ESPP”), which had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors and previously approved by the Company’s Board of Directors, in each case, subject to stockholder approval. The ESPP became effective as of the date of stockholder approval.
The material features of the ESPP are described in the section entitled “Proposal No. 2 - Approval of Employee Stock Purchase Plan” on pages 14 through 16 of the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2019 (the “Proxy Statement”), which pages are incorporated herein by reference. A copy of the ESPP, as approved by the Company’s stockholders and adopted by the Company, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2020 or until their respective successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Christopher J. Nassetta	257,797,800	476,166	54,450	11,169,400
Jonathan D. Gray	256,314,630	1,958,229	55,557	11,169,400
Charlene T. Begley	257,195,397	1,078,446	54,573	11,169,400
Melanie L. Healey	255,202,803	3,070,427	55,186	11,169,400
Raymond E. Mabus, Jr.	257,791,422	481,074	55,920	11,169,400
Judith A. McHale	254,663,375	3,603,925	61,116	11,169,400
John G. Schreiber	254,290,135	3,982,704	55,577	11,169,400
Elizabeth A. Smith	257,128,691	1,144,339	55,386	11,169,400
Douglas M. Steenland	253,121,347	5,151,314	55,755	11,169,400

Proposal No. 2 - Approval of Hilton 2019 Employee Stock Purchase Plan

The Company’s stockholders approved the ESPP.

For	Against	Abstain	Broker Non-Votes
258,189,896	127,873	10,647	11,169,400

Proposal No. 3 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2019.

For	Against	Abstain	Broker Non-Votes
267,596,542	1,852,979	48,295	0

Proposal No. 4 - Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
236,675,741	21,549,959	102,716	11,169,400

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Hilton 2019 Employee Stock Purchase Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Kristin A. Campbell
Name:	Kristin A. Campbell
Title:	Executive Vice President, General Counsel and Secretary

Date: May 13, 2019